Income Taxes - Summary of Components of the Provision for Income Taxes (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Current:
Federal		$ 0	$ (1,136)
State	$ 420	546	(44)
Foreign	(243)	505	(270)
Total current provision (benefit)	177	1,051	(1,450)
Deferred:
Federal	(6,213)	(7,120)	(8,626)
State	(784)	2,285	(2,117)
Foreign	(2,874)	(1,534)	(748)
Total deferred benefit	(9,871)	(6,369)	(11,491)
Total income tax benefit	$ (9,694)	$ (5,318)	$ (12,941)